SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 2003
                                                           --------------

                               KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


         1-9997                                         59-2898045
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(Commission File Number)                       (IRS Employer Identification No.)

225 NE MIZNER BOULEVARD, SUITE 200
         BOCA RATON, FLORIDA                                      33432
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (561) 395-9666
              (Registrant's Telephone Number, Including Area Code)

                                       NA
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         (Former Name or Former Address, if Changed Since Last Reports)

Item 5.  Other Events.

Koger Equity, Inc. announced that it will host its quarterly conference call to discuss second quarter 2003 financial results on Tuesday, August 5, 2003, at 10:30 A.M. ET, as more particularly described in its News Release, dated July 15, 2003, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 800-850-2037 or visit its Web site at www.koger.com.


Item 7.   Financial Statements and Exhibits.

(c)       Exhibits

          Exhibit
          Number   Description of Exhibit
          ------   ----------------------
              99   Koger Equity, Inc. News Release, dated July 15, 2003.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                             KOGER EQUITY, INC.




Dated:  July 15, 2003        By:              /S/ Steven A. Abney
                                    --------------------------------------------
                                                Steven A. Abney
                             Title:       Vice President/Finance and
                                                Chief Accounting Officer
                                             (Principal Financial Officer)






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
                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

                  Exhibit
                  Number   Description of Exhibit
                  ------   ----------------------
                      99   Koger Equity, Inc. News Release, dated July 15, 2003.

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